================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 1, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   001-31810                    22-3720962
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY                  07960
  (Address of principal executive offices)                         (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 24, 2005, Access Integrated Technologies, Inc. (the "Company") reported on Form 8-K that it had entered into a Digital Cinema Framework Agreement (the "Agreement") with Access Digital Media, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("ADM"), Christie/AIX, Inc., a Delaware corporation and a wholly owned subsidiary of ADM ("Christie/AIX"), and Christie Digital Systems USA, Inc., a California Corporation and a leading provider of digital cinema projections systems and related services ("Christie"). Among the various terms included in the Agreement was the option of either the Company or Christie to terminate the Agreement on August 31, 2005 if certain conditions were not met. On August 31, 2005 the Agreement was amended to change such date to September 30, 2005.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            ACCESS INTEGRATED TECHNOLOGIES, INC.


                                            By: /s/ Gary S. Loffredo
                                                --------------------------------
                                                Name:  Gary S. Loffredo
                                                Title: Senior Vice President--
                                                       Business Affairs,
                                                       General Counsel and
                                                       Secretary




                                                   Dated as of September 1, 2005

                                       3